UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                    Date of Report
                    (Date of earliest event reported):                                                                April 21, 2011

              Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)

           (608) 364-8800
(Registrant’s telephone number)

           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2011, Regal Beloit Corporation (the “Company”) announced the appointment of Jonathan J. Schlemmer to serve as the Company’s Chief Operating Officer effective May 2, 2011.

Mr. Schlemmer, age 45, has been with the Company since January 2005.  Since January 2010, he has served as the Company’s Senior Vice President – Asia Pacific, where he was responsible for overseeing the Company’s operations in Asia.  From January 2005 to January 2010, he served as the Company’s Vice President – Technology.

Mr. Schlemmer’s annual base salary will be $412,000, and he will be eligible to participate in the Shareholder Value Added Plan, the Company’s annual cash incentive program for executive officers and key managers, at an incentive target of 50% of base salary.  Future long-term compensation will be determined by the Compensation and Human Resources Committee of the Company’s Board of Directors in a manner consistent with the determination of long-term compensation awards for the rest of the Company’s senior management.

Mr. Schlemmer is also eligible to participate in the Company’s 401(k) Plan.  He will also receive the use of an automobile for business purposes and the standard benefits provided to other members of the Company’s senior management.  To facilitate Mr. Schlemmer’s relocation, the Company will provide him with a relocation package that will cover the purchase of his current residence, with the understanding that Mr. Schlemmer will be required to reimburse the Company for the costs of the relocation package if he voluntarily leaves employment with the Company before the third anniversary of his appointment.

The Company’s press release issued on April 21, 2011 announcing Mr. Schlemmer’s appointment is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits: The following exhibit is being filed herewith:

(99) Press Release of Regal Beloit Corporation dated April 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             REGAL BELOIT CORPORATION

          Date:  April 27, 2011                                                                           By: /s/ Peter C. Underwood
             Peter C. Underwood
             Vice President, General Counsel and Secretary

REGAL BELOIT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

(99)	Press Release of Regal Beloit Corporation dated April 21, 2011.